Q3 2024 Earnings Presentation November 7, 2024 Exhibit 99.2

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements

Powering the world’s payments ecosystem ACI Worldwide, an original innovator in global payments technology, delivers transformative software solutions that power intelligent payments orchestration in real time so banks, billers, and merchants can drive growth, while continuously modernising their payment infrastructures, simply and securely. With nearly 50 years of trusted payments expertise, we combine our global footprint with a local presence to offer enhanced payment experiences to stay ahead of constantly changing payment challenges and opportunities.

Q3 2024 Highlights 4Confidential Balance Sheet* Segment ResultsConsolidated Results

Increasing Financial Guidance Range 5Confidential 2024 Guidance Range HighLow 2023 Actual 1,601 1,5671,453 Revenue 448 433 395 Adjusted EBITDA $'s in millions

Supplemental Financial Data 6Confidential Nine Months Ended September 30,Three Months Ended September 30, 2023202420232024Recurring Revenue (millions) $ 626.0$ 674.5$ 211.4$ 223.4SaaS and PaaS fees 153.4144.051.947.5Maintenance fees $ 779.4$ 818.5$ 263.3$ 270.9Recurring Revenue TTM Ended September 30,Three Months Ended September 30, 2023202420232024New Bookings (millions) $ 84.9$ 59.3$ 20.5$ 11.1Annual recurring revenue (ARR) bookings 224.5281.554.167.0License and services bookings Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data 7Confidential Nine Months Ended September 30,Three Months Ended September 30, 2023202420232024Adjusted EBITDA (millions) $ (1.1)$ 104.6$ 37.9$ 81.4Net income (loss) Plus: (5.4)35.68.725.9Income tax expense (benefit) 48.244.016.414.5Net interest expense 6.41.7(1.1)0.8Net other (income) expense 18.715.05.67.8Depreciation expense 74.771.724.823.7Amortization expense 17.530.26.811.3Non-cash stock-based compensation expense $ 159.0$ 302.8$ 99.1$ 165.4Adjusted EBITDA before significant transaction-related expenses Significant transaction-related expenses: 19.74.33.81.2Cost reduction strategies 2.6—0.4—European datacenter migration 4.41.00.10.3Other $ 185.7$ 308.1$ 103.4$ 166.9Adjusted EBITDA Revenue, net of interchange $ 976.0$ 1,141.3$ 363.0$ 451.8Revenue 315.0353.6102.7117.1Interchange $ 661.0$ 787.7$ 260.3$ 334.7Revenue, net of interchange 28%39%40%50 %Net Adjusted EBITDA Margin Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data 8Confidential Nine Months Ended September 30,Three Months Ended September 30, 2023202420232024Segment Information (millions) Revenue $ 361.2$ 471.1$ 155.7$ 222.0Banks 107.6123.936.350.2Merchants 507.2546.3171.0179.6Billers $ 976.0$ 1,141.3$ 363.0$ 451.8Total Revenue Recurring Revenue $ 171.2$ 167.1$ 58.2$ 55.6Banks 101.0105.134.135.7Merchants 507.2546.3171.0179.6Billers $ 779.4$ 818.5$ 263.3$ 270.9Total Segment Adjusted EBITDA $ 167.3$ 274.8$ 91.0$ 153.9Banks $ 26.8$ 52.7$ 10.3$ 26.7Merchants $ 100.1$ 99.1$ 39.2$ 30.9Billers Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data 9Confidential Three Months Ended September 30, EPS Impact of Non-cash and Significant Transaction-related Items (millions) 20232024 $ in Millions (Net of Tax)EPS Impact $ in Millions (Net of Tax)EPS Impact $ 37.9$ 0.35$ 81.4$ 0.77GAAP net income Adjusted for: 3.30.034.50.04Significant transaction-related expenses 6.40.065.40.05Amortization of acquisition-related intangibles 3.80.033.40.03Amortization of acquisition-related software 5.20.058.60.08Non-cash stock-based compensation 18.70.1721.90.20Total adjustments $ 56.6$ 0.52$ 103.3$ 0.97 Diluted EPS adjusted for non-cash and significant transaction- related items Nine Months Ended September 30, 20232024 $ in Millions (Net of Tax)EPS Impact $ in Millions (Net of Tax)EPS Impact $ (1.1)$ (0.01)$ 104.6$ 0.98GAAP net income (loss) Adjusted for: 20.40.197.40.07Significant transaction-related expenses 19.30.1818.10.17Amortization of acquisition-related intangibles 12.00.1110.10.09Amortization of acquisition-related software 13.30.1222.90.21Non-cash stock-based compensation 65.00.6058.50.54Total adjustments $ 63.9$ 0.59$ 163.1$ 1.52 Diluted EPS adjusted for non-cash and significant transaction- related items Note: Amounts may not recalculate due to rounding.

Non-GAAP Financial Measures 10Confidential To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: • Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). • Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass-through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). • Diluted EPS adjusted for non-cash and significant transaction related items: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Diluted EPS adjusted for non-cash and significant transaction related items should be considered in addition to, rather than as a substitute for, diluted EPS. • Recurring Revenue: revenue from software as a service and platform service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue. • ARR: New annual recurring revenue expected to be generated from new accounts, new applications, and add-on sales bookings contracts signed in the period.

Forward Looking Statements 11Confidential This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward- looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, but are not limited to, statements regarding financial guidance for full year 2024 revenue and adjusted EBITDA. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, business interruptions or failure of our information technology and communication systems, security breaches or viruses, our ability to attract and retain senior management personnel and skilled technical employees, future acquisitions, strategic partnerships and investments, divestitures and other restructuring activities, implementation and success of our strategy, impact if we convert some or all on- premise licenses from fixed-term to subscription model, anti-takeover provisions, exposure to credit or operating risks arising from certain payment funding methods, customer reluctance to switch to a new vendor, our ability to adequately defend our intellectual property, litigation, consent orders and other compliance agreements, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, events in eastern Europe and the Middle East, adverse changes in the global economy, compliance of our products with applicable legislation, governmental regulations and industry standards, the complexity of our products and services and the risk that they may contain hidden defects, complex regulations applicable to our payments business, our compliance with privacy and cybersecurity regulations, exposure to unknown tax liabilities, changes in tax laws and regulations, consolidations and failures in the financial services industry, volatility in our stock price, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, impairment of our goodwill or intangible assets, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, restrictions and other financial covenants in our debt agreements, our existing levels of debt, events outside of our control including natural disasters, wars, and outbreaks of disease, and revenues or revenue mix. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

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